UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2009

Date of Report (Date of earliest event reported)

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Incremental Facility Amendment to Credit Agreement

On October 15, 2009, Harrah’s Operating Company, Inc. (“Harrah’s Operating”), a wholly owned subsidiary of Harrah’s Entertainment, Inc. (the “Registrant”), funded incremental term loans under its senior secured credit facilities in the aggregate amount of $1 billion in the form of new Term B-4 Loans pursuant to the incremental facility amendment to the credit agreement dated as of September 26, 2009 (the “Incremental Facility Amendment”). Harrah’s Operating intends to use the proceeds of the incremental term loans to refinance or retire existing debt and to provide additional liquidity. A copy of the Incremental Facility Amendment was filed as Exhibit 99.1 to the Current Report on Form 8-K dated September 26, 2009 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: October 16, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen Vice President, Associate General Counsel and Corporate Secretary